SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 22, 2006
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                    Federal Way, Washington 98063-9777
                  (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01. Regulation FD Disclosure

                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On February 22, 2006, Weyerhaeuser Company issued a press release stating the following:

George Weyerhaeuser, Jr. Seconded to World Business Council on Sustainable Development

FEDERAL WAY, WA and GENEVA, Switzerland (Feb. 22, 2006) - Weyerhaeuser Company (NYSE: WY) and the World Business Council for Sustainable Development (WBCSD) announced today that George H. Weyerhaeuser, Jr., 52, has been seconded to the WBCSD in the role of Senior Fellow in the Office of the President for a two year period.

"The WBCSD is delighted to have access to the time and talent of such a respected business leader as George Weyerhaeuser," said Bjorn Stigson, president of the World Business Council for Sustainable Development. "George's experience as a senior business executive, his expertise in technology and research, and his broad understanding of global business challenges relating to energy, climate change, water and other significant resource issues will bring significant value to WBCSD. We appreciate Weyerhaeuser's willingness to share George's knowledge and insight about sustainability and global business issues with us over the next two years."

Steven R. Rogel, chairman, president and chief executive officer of Weyerhaeuser Company said: "Weyerhaeuser Company is honored to have one of its senior executives seconded by the prestigious WBCSD. Their global leadership and commitment to sustainable development provides a powerful business catalyst for change that promotes eco-efficiency, innovation and corporate social responsibility."

Based in Geneva, Switzerland, the WBCSD's mission is to provide business leadership as a catalyst for change toward sustainable development. It comprises a coalition of 190 international companies drawn from 35 countries and 20 major industrial sectors. Members are united by a shared commitment to sustainable development via the three pillars of economic growth, ecological balance and social progress.

George Weyerhaeuser has had a distinguished career in Weyerhaeuser and in the North American forest industry spanning nearly three decades, including roles as senior vice president Technology, Procurement and Transportation since 1998; president and CEO Weyerhaeuser Canada, 1993-98; vice president of manufacturing, pulp and paper from 1991-93; vice president and mill manager at Valliant, Okla., 1988-91; as well as roles in wood products and timberlands.

In his new role, which begins on April 1, George Weyerhaeuser will be located in the WBCSD's office in Geneva as well as in their newly-established Washington D.C. office.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2005, sales were $22.6 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  February 22, 2006